
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                       MONTHLY PERIOD ENDING SEPTEMBER 30, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-A
                                        Class A - 055237AJ0 Class B - 055237AK7
                                     Secured Note Trust - 05526RAA2 and U06851AA4


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $58,372,819.88
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 6,218,828.96
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   333,784.18
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   333,784.18
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to
            the Series 1999-A   Certificates                                                            $ 6,218,828.96
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-A  Certificates                                                                 $58,372,819.88
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-A -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $40,000,000.00
                                                                                                        --------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 1,226,978.47
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    82,293.75
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   130,900.00
                                                                                                        --------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 1,226,978.47
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    82,293.75
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   130,900.00
                                                                                                        --------------


13.         To the knowledge of the undersigned, no Series 1999-A Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered this  Certificate  this  10th  day  of  OCTOBER,  2001.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   Victoria  J.  Jahanbani
             -------------------------------
          Name:      Victoria  J.  Jahanbani
          Title:     Vice  President